SCHEDULE 14A
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

               PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the registrant [X]

Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ]  Preliminary proxy statement
[X]  Definitive proxy statement
[ ]  Definitive additional materials
[ ]  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

                               NAVARRE CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transactions applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined.)

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount previously paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing party:

     (4)  Date filed:

                               NAVARRE CORPORATION
                             7400 49TH AVENUE NORTH
                            NEW HOPE, MINNESOTA 55428
                         -------------------------------


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                SEPTEMBER 7, 2000
                ------------------------------------------------


The Annual Meeting of the Shareholders of Navarre Corporation (the "Company") will be held Thursday, September 7, 2000 at 3:30 p.m., local time, at the Marquette Hotel, St. Croix River Room, Third Floor, 710 Marquette Avenue, Minneapolis, Minnesota, 55402, for the following purposes:

         1. To elect two directors to hold office for a term of three years or until their successors are elected and qualified and

         2. To transact such other business as may properly come before the meeting or any adjournments thereof.


Shareholders of record at the close of business on July 14, 2000 will be entitled to vote at the meeting or any adjournments or postponements thereof. All shareholders are cordially invited to attend the meeting.

If you do not expect to be present at the meeting, you are requested to fill in, date and sign the enclosed proxy and to mail it promptly in the enclosed envelope to make sure that your shares are represented at the meeting. You may also vote your shares by telephone or through the Internet by following the instructions we have provided on the proxy form. In the event you decide to attend the meeting in person, you may, if you desire, revoke your proxy and vote your shares in person, even if you have previously submitted a proxy in writing, by telephone or through the Internet.

                                       By Order of the Board of Directors




                                       /s/ Charles E. Cheney
                                       Secretary


July 25, 2000

                               NAVARRE CORPORATION
                             7400 49TH AVENUE NORTH
                            NEW HOPE, MINNESOTA 55428
                                 (763) 535-8333
                       -----------------------------------
                                 PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS
                                SEPTEMBER 7, 2000
                       -----------------------------------


                             SOLICITATION OF PROXIES


This Proxy Statement is being furnished to the shareholders of Navarre Corporation in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Shareholders to be held on Thursday, September 7, 2000 at 3:30 p.m., local time, at The Marquette Hotel, St. Croix River Room, Third Floor, 710 Marquette Avenue, Minneapolis, Minnesota, and at any adjournments or postponements thereof. This Proxy Statement and accompanying proxy are first being mailed to the shareholders of the Company on or about July 28, 2000.

The cost of preparing, assembling and mailing the proxy material and of reimbursing brokers, nominees and fiduciaries for the out-of-pocket and clerical expenses of transmitting copies of the proxy material to the beneficial owners of shares held of record by such persons will be borne by the Company. The Company does not intend to solicit proxies other than by use of the mail, but certain officers and regular employees of the Company or its subsidiaries, without additional compensation, may use their personal efforts, by telephone or otherwise, to obtain proxies.

Only shareholders of record as of the close of business on July 14, 2000 will be entitled to vote at the Annual Meeting. On that date, the Company had outstanding 25,649,492 shares of common stock, no par value, each of which is entitled to one vote per share on each matter to be voted upon at the Annual Meeting.

The enclosed proxy may be revoked at any time before it is voted by the execution and delivery of a proxy bearing a later date or by notification in writing given to the Secretary of the Company prior to the meeting. The enclosed proxy may also be revoked by attending the meeting and electing to vote in person. The enclosed Board of Directors' proxy, when properly signed and returned to the Company, will be voted at the Annual Meeting as directed therein. Proxies in which no direction is given with respect to the various matters of business to be transacted at the meeting will be voted FOR the election of the nominees for the Board of Directors named in this Proxy Statement and for other matter presented by the Board of Directors. While the Board of Directors knows of no matters to be presented at the Annual Meeting or any adjournment thereof, all proxies returned to the Company will be voted on any such matter in accordance with the judgment of the proxy holders.

A quorum, consisting of a majority of the shares of common stock entitled to vote at the Annual Meeting, must be present in person or by proxy before action may be taken at the Annual Meeting. If an executed proxy is returned and the shareholder has abstained from voting on any matter, the shares represented by the proxy will be considered present at the meeting for purposes of determining a quorum and for purposes of calculating the vote, but will not be considered to have been voted in favor of such matter. If an executed proxy is returned by a broker holding shares in "street name" which indicates that the broker does not have discretionary authority as to certain shares to vote on one or more matters, the shares will be considered present at the meeting for purposes of determining a quorum, but will not be considered to be represented at the meeting for purposes of calculating the vote with respect to such matters.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information as of July 1, 2000 with respect to the beneficial ownership of the common stock of the Company by (i) all persons who are known by the Company to hold five percent or more of the common stock of the Company, (ii) each of the directors and current Named Executive Officers of the Company, and (iii) all directors and officers of the Company as a group.

                    Name and Address                   Amount and Nature of
                  of Beneficial Owner                Beneficial Ownership (1)          Percent of Class
        ----------------------------------------- ------------------------------- ----------------------------
        Eric H. Paulson (2)                                    2,437,939                     9.4%
        Charles E. Cheney                                        650,720                     2.5%
        James G. Sippl                                            15,600                       *
        Michael L. Snow                                           23,600                       *
        Alfred Teo                                               738,100                     2.9%
        Dickinson G. Wiltz                                       125,800                       *
        Fletcher International Limited (3)                     1,456,632                     5.6%
        All directors and executive
          officers as a group (6 persons)                      3,991,759                    15.4%


*Indicates ownership of less than one percent.

(1) Includes shares of common stock issuable upon exercise of outstanding options exercisable within sixty days of July 1, 2000 in the following amounts:
Eric H. Paulson - 165,000 shares; Charles E. Cheney - 75,000 shares; James G. Sippl - 15,600 shares; Michael L. Snow - 23,600 shares; Alfred Teo - 1,200 shares and Dickinson G. Wiltz - 10,712 shares; and all directors and executive officers as a group - 291,112 shares.
(2) Mr. Paulson's address is 7400 - 49th Avenue North, New Hope, Minnesota 55428. Mr. Paulson's total includes 3,650 shares owned by Mr. Paulson's wife with respect to which he disclaims beneficial ownership.
(3) Fletcher's address is 22 East 67th Street, New York, New York 10021. The shares listed for Fletcher include 1,247,157 shares of common stock owned as of June 30, 2000 and an additional 209,475 shares issuable as of that date upon conversion of Class B Preferred Stock of Navarre owned by Fletcher. At July 1, 2000, Fletcher owned 13,610 shares of Class B Preferred Stock and a warrant to purchase an additional 16,000 shares of Class B Preferred Stock. The Class B Preferred Stock is convertible into common stock based upon the market price of Navarre common stock and subject to the terms of an Amended and Restated Subscription Agreement dated as of July 31, 1999 between Navarre and Fletcher and a Certificate of Rights and Preferences of Class B Preferred Stock, both of which were filed with the United States Securities and Exchange Commission as exhibits to a Form 8-K dated August 20, 1999.

                              ELECTION OF DIRECTORS

Pursuant to the terms of the Amended and Restated Articles of Incorporation of the Company, directors are divided into three classes, with the term of one class expiring each year. As the term of each class expires, the successors to the directors in that class will be elected for a term of three years. The terms of Messrs. Michael L. Snow and Alfred Teo expire at the Annual Meeting of Shareholders following fiscal year 2000, the terms of Messrs. Charles E. Cheney and Dickinson G. Wiltz expire at the Annual Meeting of Shareholders following fiscal year 2001, and the terms of Messrs. Eric H. Paulson and James G. Sippl expire at the Annual Meeting of Shareholders following fiscal year 2002. Vacancies on the Board of Directors and newly created directorship can be filled by vote of a majority of the directors then in office.

Two directors will be elected at the Annual Meeting to serve until the Annual Meeting of Shareholders following fiscal year 2003 or until their successors are elected and qualified. The Board of Directors has nominated for election the persons named below. The nominees are currently directors and were elected by the shareholders.

The Board is proposing that the shareholders elect the named nominees. It is intended that proxies will be voted for the named nominees. Unless otherwise indicated, each director has been engaged in his present occupation as set forth below, or has been an officer with the organization indicated, for more than five years. The Board of Directors believes that the nominees named below will be able to serve, but should the nominees be unable to serve as directors, the persons named in the proxies have advised that they will vote for the election of such substitute nominees as the Board of Directors may propose. The names of the nominees and other directors filling unexpired terms is set forth below.


Name and Age                       Principal Occupation and Other Directorships
------------                       --------------------------------------------
NOMINEES PROPOSED FOR ELECTION FOR TERM EXPIRING AT THE ANNUAL MEETING FOLLOWING FISCAL 2003

Michael L. Snow (49) ...........   Mr. Snow has served as a director of the Company  since April 1995.  Mr. Snow is of counsel  with the  Minnesota  law firm of Maslon  Edelman  Borman & Brand,  a
                                   Limited  Liability  Partnership,  which he  joined in 1976.  He has  served as a director,  officer or founder in numerous  public and private  corporations  and currently serves as a director of Osmonics, Inc. and Satellite Industries, Inc.

Alfred Teo (54)..................  Mr. Teo has  served as a  director  of the  Company  since May 1998.  Mr. Teo is chairman  and chief  executive  officer  of The Sigma  Plastics  Group  which he started in 1979.  He is a member of the board of  directors of Fleet Bank NA and
                                   Cirrus  Logic.  Mr. Teo is also member of the board of trustees of St.  Joseph's
                                   Hospital and Medical  Center and a trustee for Stevens  Institute of Technology.
                                   In  addition,  Mr.  Teo is the  chairman  and chief  executive  officer of Alpha
                                   Technology, Inc.




                                       3



DIRECTORS SERVING CONTINUING TERMS.

Charles E. Cheney (57)......       Mr. Cheney has served as Executive  Vice President and Chief  Financial  Officer
                                   of the Company  since 1985.  Mr. Cheney has been a director of the Company since
                                   October 1991 and became  Vice-Chairman  of the Company in November  1999.  Prior
                                   to joining the Company,  Mr. Cheney was employed by Control Data  Corporation in various  financial  capacities for twelve years,  most recently as controller of
                                   Control Data Commerce  International.  Mr. Cheney is also a director of NetRadio
                                   Corporation,   Chairman  and  Chief  Executive  Officer  of  eSplice,   Inc.,  a
                                   wholly-owned subsidiary of the Company, and a certified public accountant.

Eric H. Paulson (55)........       Mr.  Paulson is the founder and has been President and Chief  Executive  Officer of the Company since its inception in 1983.  Prior to 1983,  Mr.  Paulson served
                                   as  senior  vice  president  and  general   manager  of  Pickwick   Distribution
                                   Companies,  a distributor of records and tapes.  Mr. Paulson has been a director of the Company  since  October 1991. He was also a director from the time of the inception  of the Company in 1983 until the Live  Entertainment  acquisition  in
                                   1990.  Mr.  Paulson also serves as a director of eSplice,  Inc., a  wholly-owned subsidiary of the Company, and is Chairman of NetRadio Corporation.

James G. Sippl (52).........       Mr.  Sippl has served as a director of the Company  since July 1993.  Mr.  Sippl has been  general  manager  and chief  financial  officer of Wealth  Enhancement
                                   Group  since  December  1999.  Prior to that Mr.  Sippl  served  as a  financial consultant  for  Sippl &  Associates  from May 1998 to  December  1999 and chief operating  officer of IntraNet  Solutions,  a software company from January 1997 to May 1998.  Mr. Sippl served as vice president of business  development,  with
                                   Merrill  Corporation,  a financial  printer from  November 1990 to January 1997.
                                   Prior to  joining  Merrill  Corporation,  Mr.  Sippl was  president  of  Chicago
                                   Cutlery, a manufacturer of fine cutlery, from 1985 to 1989.

Dickinson G. Wiltz (71).....       Mr. Wiltz has served as a director of the Company since October 1983.  Mr. Wiltz has been a self-employed business management consultant since 1974.



DIRECTOR COMPENSATION

The non-employee members of the Board of Directors each receive $500 per meeting. Under the terms of the Company's 1992 Stock Option Plan, each non-employee director is to receive on April 1 of each year, a non-qualified stock option to purchase 6,000 shares of Company common stock at the fair market value on the day of the grant. Pursuant to the Plan, each of Messrs. Sippl, Snow and Wiltz received options to purchase 6,000 shares at a price of $3.688 on April 3, 2000. In addition, on October 15, 2000 each of Messrs. Sippl, Snow, Teo and Wiltz received options to purchase 10,000 shares at a price of $7.875, which was the fair market value on that date.

BOARD ACTIONS AND COMMITTEES

During fiscal 2000, the Board of Directors held eight formal meetings and each director attended seventy-five percent or more of the meetings of the Board and of the committees on which the directors served. Board members also met informally during fiscal 2000 to discuss various aspects of the business affairs of the Company.

The Board of Directors has established an Audit Committee and Compensation Committee. The Audit Committee of the Board of Directors for fiscal 2000 was comprised of Mr. Sippl and Mr. Snow who are non-employee directors of the Company. The Audit Committee annually recommends independent accountants for appointment by the Board of Directors, reviews the services to be performed by the independent accountants, and receives and reviews the reports submitted by them. During fiscal year ended March 31, 2000, the Audit Committee held one meeting.

The Compensation Committee of the Board of Directors for fiscal 2000 was comprised of Mr. Sippl and Mr. Teo who are non-employee directors of the Company. The Compensation Committee has general responsibility for all employee compensation, bonus and benefit matters, including recommendations to the full Board on compensation arrangements of officers and directors, bonuses, benefit plans and stock option grants. The Compensation Committee held two meetings during the fiscal year ended March 31, 2000.

The Company does not have a nominating committee. The officers of the Company are appointed by the Board of Directors and hold office until their successors are chosen and qualified or until their earlier death, resignation or removal from office.

EXECUTIVE OFFICERS OF THE COMPANY

The Company's executive officers and other key members of management are as follows:


Name                        Age    Position with the Company
----                        ---    -------------------------
Eric H. Paulson              55    Chairman of the Board, President and Chief Executive Officer
                                   and Chairman of NetRadio Corporation
Charles E. Cheney            57    Vice-Chairman, Secretary, Treasurer and Director, Executive Vice
                                   President and Chief Financial Officer.
Brian Burke                  30    Vice President and General Manager, Computer Products Division
James Chiado                 50    Vice President and General Manager, Independent Music Division
Kathleen Conlin              56    Vice President, Corporate Controller
Joyce Fleck                  48    Vice President, Marketing
Thomas Lenaghan              50    Vice President and General Manager, Alternative Retail Marketing
Margot McManus               42    Vice President,   Human Resources
John Turner                  46    Vice President, Operations
Ian Warfield                 52    President and Chief Operating Officer, eSplice, Inc.


The following is a brief summary of the business experience of each of the key members of management of the Company. Information with respect to Mr. Paulson and Mr. Cheney is set forth above under "Election of Directors."


         BRIAN BURKE has been Vice President and General Manager, Computer Products Division since July 2000. Prior to July 2000, Mr. Burke had served in a series of positions of increasing responsibility in the Computer Products Division since joining the Company in July 1995. Prior to joining the company, Mr. Burke held various marketing, sales and account manager positions with Imtron and Blue Cross/Blue Shield of Minnesota.

         JAMES CHIADO has been Vice President and General Manager, Independent Music Division since joining the Company in March 1998. Prior to joining the Company, Mr. Chiado was senior vice president of sales at Simitar Entertainment from 1997 to 1998, senior vice president of sales and marketing at Essex Entertainment from 1994 to 1997 and senior vice president of sales at Arista Records from 1991 to 1993. In addition, Mr. Chiado's twenty-five year industry career included various management positions with CBS Records and Sony Music Distribution for more than sixteen years.

         KATHLEEN CONLIN has been Vice President, Corporate Controller since 1995. Ms. Conlin had served in a series of positions of increasing responsibility since joining the Company in April 1984.

         JOYCE FLECK has been Vice President, Marketing since January 2000. Ms. Fleck also served as Director of Marketing since joining Navarre in May 1999. Prior to joining Navarre she held divisional marketing and merchandising positions at The Musicland Group from 1986 to 1997 and senior buying positions at Grow Biz International, from 1997 to 1999.

         THOMAS LENAGHAN has been Vice President and General Manager, Alternative Retail Marketing, since joining the Company in June 1997. Prior to joining the Company, Mr. Lenaghan was employed by the Handleman Company for twelve years, most recently as vice president of sales. In addition, Mr. Lenaghan's career covers a total of twenty-five years in the music industry in various managmenet positions with both Handleman and Pickwick International.

         MARGOT MCMANUS has been Vice President, Human Resources since January 2000. Ms. McManus also served as Director of Human Resources since joining the Company in August of 1995. Prior to joining Navarre she had fifteen years of human resources and business experience serving as director of human resources for Access Management, a technology company, as well as director of human resources and training for Conpal Restaurant Corporation.

         JOHN TURNER has been Vice President of Operations since joining the Company in September 1995. Prior to joining Navarre, Mr. Turner was senior director of distribution for Nordic Track in Chaska, MN from July 1993 to September 1995. Prior to that he held various positions in logistics in the United States and in the United Kingdom.

         IAN WARFIELD has been President and Chief Operating Officer of eSplice since January 2000. Prior to that Mr. Warfield was Vice President and General Manager, Computer Products Division of Navarre Corporation from January 1998 when he joined the Company. Prior to joining Navarre, Mr. Warfield served as senior vice president of sales and marketing for Point Group Corporation, a provider of global OEM software services, from November 1994 to January 1998. In addition, Mr. Warfield's twenty-year industry career included senior management roles at Software, Etc. from March 1992 to February 1994 and Technology Marketing Group from March 1990 until February 1992. His consulting experience as a former partner at the national consulting firm IMS from April 1994 until November 1995 included the provision of strategic, tactical and process consulting to IBM, Compaq, Hewlett Packard, Samsonite and American Airlines.


                             EXECUTIVE COMPENSATION


The following table sets forth the annual compensation and other components of compensation for the fiscal years ending March 31, 2000, 1999, and 1998 for Eric
H. Paulson, the Chief Executive Officer of the Company and Charles E. Cheney, the only other executive officer of the Company whose total cash compensation exceeded $100,000 (together, the "Named Executive Officers") during the fiscal year ended March 31, 2000.


                           SUMMARY COMPENSATION TABLE
                                                                                          LONG-TERM
                                                                                        COMPENSATION
                                                                                           AWARDS
                                                ANNUAL COMPENSATION                     -------------
                                                -------------------                      SECURITIES     ALL OTHER
           NAME AND               FISCAL                              OTHER ANNUAL       UNDERLYING      COMPEN-
      PRINCIPAL POSITION           YEAR      SALARY      BONUS        COMPENSATION        OPTIONS        SATION
-------------------------------- --------- ----------- ----------- ------------------- --------------- -------------
 Eric H. Paulson                   2000    $325,950       ----            ----            100,000          ----
   Chairman of the Board,          1999    $293,082     $125,000          ----            100,000       $77,000(2)
   Chief Executive Officer         1998    $246,542       ----            ----             75,000       $72,000(2)
   and President

 Charles E. Cheney                 2000    $232,500       ----         $9,346(1)          100,000          ----
    Vice-Chaiman, Executive        1999    $205,385     $75,000        $9,000(1)          100,000       $77,000(2)
    Vice President, Chief          1998    $180,769       ----         $9,000(1)           45,000       $72,000(2)
    Financial Officer,
    Secretary and Treasurer

(1)  Represents car allowance.
(2) Amounts reflect loan guarantee fees paid to both Mr. Paulson and Mr. Cheney in consideration of their guarantees of the Company's obligations.

EMPLOYMENT AGREEMENTS

The Company entered into employment agreements (the "Employment Agreements") with Mr. Paulson and Mr. Cheney effective October 1, 1996. The Employment Agreements protect the proprietary rights of the Company to all material and ideas developed by Mr. Paulson and Mr. Cheney during their employment and prohibit the disclosure of any confidential matters by these employees during or after their employment with the Company.

The agreement with Mr. Paulson terminates on September 30, 2001 and is automatically renewable for one-year periods. The agreement currently provides for a base salary of $325,000 per year, subject to annual adjustments by the Board of Directors, and a year end bonus of up to eighty percent of his base salary.

The agreement with Mr. Cheney terminates on September 30, 2001 and is automatically renewable for one-year periods. The agreement currently provides for a base salary of $235,000 per year, subject to annual adjustments by the Board of Directors, and a year end bonus of up to sixty percent of his base salary.

Under the terms of the Employment Agreements, if the employment of either Messrs. Paulson or Cheney is terminated without cause by the Company or by the employee, for the employee cause as defined in the Agreements, the Employment Agreements require the payment to Messrs. Paulson and Cheney respectively of (i) their base salaries through the end of the term of the Agreement or for two years, whichever is more, in exchange for a properly executed non-compete agreement between the employee and the Company and (ii) certain benefits to Mr. Paulson for the greater of two years or the remaining term of the Agreement and Mr. Cheney for the greater of one year or the remaining term of the Agreement. In addition, if the termination by the Company without cause or by the employee for employee cause occurs after the change of control or ownership of the Company, the employee is entitled to receive benefits equal to the amount determined by multiplying 2.99 by the average annual compensation and fringe benefits paid to the employee over the five most recent fiscal years, an amount currently equal to approximately $1,129,079 with respect to Mr. Paulson, and $801,368 with respect to Mr. Cheney. The Agreements further provide, however, that in no event shall the amount due and payable be such that it would constitute a "parachute payment" within the meaning of the Internal Revenue Code, and that, in the event that any portion of the severance payment would be deemed a parachute payment, then the amount of the severance payment would be reduced to the extent necessary to eliminate such treatment or characterization.

STOCK OPTION PLAN

The Company's 1992 Stock Option Plan (the "Stock Plan") was approved by the Board of Directors on September 1, 1992. A total of 3,474,000 shares of the Company's authorized common stock are reserved for issuance under the Stock Plan. The purpose of the Stock Plan is to attract and retain talented employees, non-employee directors, consultants and independent contractors, as well as reward such persons who contribute to the achievement to the Company's economic objectives, by giving them a proprietary interest in the Company. The Stock Plan provides for both incentive stock options and non-statutory stock options. Incentive stock options are granted at an exercise price based upon fair market value and receive favorable tax treatment under the Internal Revenue Code. Non-statutory stock options are granted at an exercise price determined by the Board of Directors and do not qualify for favorable tax treatment.

The following table provides required information concerning the year end value of stock options under the Stock Plan to highly compensated executive officers of the Company identified on the table below. The following table sets forth certain information regarding stock options granted to the executive officers named in the Summary Compensation Table during the Company's 2000 fiscal year.



                        OPTION GRANTS IN LAST FISCAL YEAR

                                              INDIVIDUAL GRANTS
                      ------------------------------------------------------------------         POTENTIAL
                                                                                                 REALIZABLE
                            NUMBER OF        PERCENT OF                                      VALUE AT ASSUMED
                            SECURITIES      TOTAL OPTIONS                                  ANNUAL RATES OF STOCK
                            UNDERLYING       GRANTED TO       EXERCISE                    PRICE APPRECIATION FOR
                             OPTIONS        EMPLOYEES IN        PRICE      EXPIRATION         OPTION TERM (1)
          NAME               GRANTED         FISCAL YEAR       ($/SH)         DATE           5%            10%
------------------------- --------------- ------------------ ------------ -------------- --------------------------
Eric H. Paulson              100,000            16.9%           5.875        1/12/05      $162,315      $358,675
Charles E. Cheney            100,000            16.9%           5.875        1/12/05      $162,315      $358,675



(1) Represents the potential realizable value of grant of options assuming that the market price of the underlying common stock appreciates in value from its fair market value on the date of the grant to the end of the option term at the indicated annual rates.




The following table set forth information with respect to the Company's executive officers concerning the exercise of options during fiscal 2000 and unexercised options held at March 31, 2000.


                      AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND YEAR-END OPTION VALUES (1)


                             SHARES                                                         VALUE OF UNEXERCISED
                            ACQUIRED                       NUMBER OF UNEXERCISED                IN-THE-MONEY
                               ON           VALUE           OPTIONS AT YEAR END              OPTIONS AT YEAR END
          NAME              EXERCISE      REALIZED       EXERCISABLE/UNEXERCISABLE        EXERCISABLE/UNEXERCISABLE
------------------------- -------------- ------------ -------------------------------- --------------------------------
Eric H. Paulson                ----          ----          115,000        175,185        $115,000       $127,930
Charles E. Cheney           125,000      $350,730           49,000         65,847        $101,000       $108,758


(1) Based on the difference between the March 31, 2000 closing price of $3.938 per share as reported on the Nasdaq Stock Market and the exercise price of the options.

                              CERTAIN TRANSACTIONS

At March 31, 2000, Mr. Paulson was indebted to the Company in the principal amount of $278,622. This indebtedness represents the largest principal amount outstanding during fiscal 2000. Mr. Paulson pays the Company interest on the outstanding indebtedness at the rate of 8.5 percent.


                      REPORT OF THE COMPENSATION COMMITTEE


Decisions on compensation of the Company's executives are generally made by the two member Compensation Committee of the Board (the "Committee") consisting of Mr. Sippl and Mr. Teo who are non-employee directors. All decisions by the Committee relating to the compensation of the Company's executive officers are reviewed by the full Board, except for decisions about awards under the Company's 1992 Stock Option Plan, which are made solely by the Committee.

Set forth below is a report submitted by the Committee addressing the Company's compensation policies its executive officers, including Mr. Paulson the Company's Chief Executive Officer for fiscal 2000. The following report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities and Exchange Act of 1933 (the "1933 Act") or the Securities and Exchange Act of 1934 (the "1934 Act"), except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under the 1933 Act or the 1934 Act.

COMPENSATION PHILOSOPHY

The Committee's executive compensation policies are designed to provide competitive levels of compensation in order to attract and retain highly qualified executives, establish compensation levels based upon a comparison of job responsibility within the Company to similar positions in comparable companies and industries, and recognize individual performance based upon long-term specific goals, as opposed to short-term or arbitrary measurements of performance.

BASE SALARY

The Committee annually reviews each executive officer's salary. In determining appropriate base salary levels, the Committee considers levels of responsibility, performance on behalf of the Company, the overall performance of the Company and external pay practices. With respect to external pay practices, the Committee uses various surveys of executive compensation for companies of similar size and comparable industries as a basis for determining competitive levels of cash compensations.

ANNUAL INCENTIVE AWARDS

The Company pays bonuses to its executive officers based upon the performance of the Company. Mr. Paulson may receive an amount up to eighty percent of his base salary and Mr. Cheney may receive an amount up to sixty percent of his base. The Committee may award executive officers either cash, common stock or a combination of cash and common stock as incentive compensation. No bonuses were given with respect to fiscal 2000.

STOCK OPTIONS

In order to promote improved long-term performance by the Company, the Committee awards stock options to the Company's executive officers. Stock options are awarded in order to achieve competitive compensation levels and to reward individual performance of executive officers. Stock options only have value for the executive officers if the price of the Company's stock appreciates in value from the date the stock options are granted. Shareholders also benefit from such stock price appreciation. The Compensation Committee believes that the grant of restricted stock grants provides additional compensation to the Company officers by providing them with an additional equity interest in the Company's securities.

CHIEF EXECUTIVE OFFICER COMPENSATION

Mr. Paulson's base pay for fiscal 2000 was $325,000. The compensation package for Mr. Paulson was set by the Board of Directors. Mr. Paulson's base salary was established in connection with the executive of a new employment agreement in October 1996. During fiscal 2000, the Company made cost of living adjustments to the base salary. Mr. Paulson was not paid a bonus during fiscal 2000. The terms of Mr. Paulson's employment agreement are set forth in the section entitled "Employment Agreements and Change of Control Provisions."


                 SUBMITTED BY THE 2000 COMPENSATION COMMITTEE OF
                        THE COMPANY'S BOARD OF DIRECTORS

                        James G. Sippl        Alfred Teo






PERFORMANCE GRAPH

The following Performance Graph compares performance of the Company's Common stock on the Nasdaq National Market System to the Nasdaq Stock Market (US Companies) Index and a Peer Group Index described below. The graph compares the cumulative total return from March 31, 1995 to March 31, 2000 on $100 invested on March 31, 1995 assumes reinvestment of all dividends and has been adjusted to reflect stock splits.

The Peer Group Index below includes the stock performance of the following companies which were used in the Company's performance graph in the Company's proxy statement for fiscal 2000: Handleman Co., Ingram Micro Inc., Merisel Inc., Platinum Entertainment, Inc. and Tech Data Corp. This group is comprised of companies that, in fiscal 2000 had similar music or software distribution operations.

                                PERFORMANCE GRAPH

                               NAVARRE CORPORATION
                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURNS



                                           3/31/95     3/31/96      3/31/97     3/31/98     3/31/99     3/31/00
                                          ----------- ----------- ------------ ----------- ----------- -----------
     Navarre Corporation                    100.0       167.5        115.0       105.0       557.5       157.5
     Nasdaq Stock Market                    100.0       135.8        150.9       228.9       309.2       575.5
     Self-Determined Peer Group             100.0        98.6        134.9       213.0       141.4       135.9




                                     GENERAL

INDEPENDENT AUDITORS

The Board of Directors has selected the firm of Ernst & Young LLP, independent public accountants, as auditors to the Company for the year ended March 31, 2001. Ernst & Young LLP has audited the Company's financial statements since 1988. A representative of Ernst & Young LLP is expected to be present at the Annual Meeting to make a statement if he or she so desires and to respond to appropriate questions.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than 10 percent of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common stock and other equity securities of the Company. These insiders are required by Securities and Exchange Commission regulations to furnish the Company with copies of all Section 16(a) forms they file, including Forms 3, 4 and 5. Based upon its review of Forms 3, 4 and 5 filed by the Company's insiders, the Company believes all such forms with respect to transactions occurring in fiscal 2000 were filed on a timely basis, except that each of Messrs. Cheney, Sippl, Snow, Teo and Wiltz failed to report one transaction in a timely manner due to an administrative error by the Company which was assisting them in preparing their filings.

SHAREHOLDER PROPOSALS

Any shareholder desiring to submit a proposal for action at the 2001 Annual Meeting of Shareholders and presentation in the Company's proxy statement with respect to such meeting should arrange for such proposal to be delivered to the Company's offices, 7400 49th Avenue North, New Hope, Minnesota 55428 addressed to Secretary, no later than March 30, 2001 in order to be considered for inclusion in the Company's proxy statement relating to the meeting. Matters pertaining to such proposals, including the number and length thereof, eligibility of persons entitled to have such proposals included and other aspects are regulated by the Securities Exchange Act of 1934, Rules and Regulations of the Securities and Exchange Commission and other laws and regulations to which interested persons should refer.

In addition, SEC Rule 14a-4 governs the Company's use of its discretionary proxy voting authority with respect to a shareholder proposal that is not addressed in the Company's proxy statement. The Rule provides that if a proponent of a proposal fails to notify the Company at least 45 days prior to the month and day of mailing of the prior year's proxy statement, then the Company will be allowed to use its discretionary voting authority when the proposal is raised at the meeting, without any discussion of the matter in the proxy statement. With respect to the Company's 2001 Annual Meeting, if the Company is not provided notice of a shareholder proposal prior to June 13, 2001, the Company will be allowed to use its voting authority as described above.

OTHER BUSINESS

All items of business intended by the management to be brought before the meeting are set forth in the Proxy Statement, and the management knows of no other business to be presented. If other matters of business not presently known to the Board of Directors shall be properly raised at the Annual Meeting, it is the attention of the persons named in the proxy to vote on such matters in accordance with their best judgment.

The Annual Report of the Company for fiscal 2000 is enclosed herewith. Shareholders may receive without charge a copy of the Company's Annual Report and Form 10-K, including financial statements and schedules thereto, as filed with the Securities and Exchange Commission, by writing to: Navarre Corporation, 7400 49th Avenue North, New Hope, Minnesota 55428, Attention: Charles E. Cheney, or by calling the Company at (763) 535-8333.


By Order of the Board of Directors





                                              /s/ Charles E. Cheney
                                              Secretary

Dated: July 25, 2000

                               NAVARRE CORPORATION

                         ANNUAL MEETING OF SHAREHOLDERS

                                SEPTEMBER 7, 2000
                                    3:30 P.M.

                               NAVARRE CORPORATION
                            7400 - 49TH AVENUE NORTH
                               NEW HOPE, MN 55428







NAVARRE CORPORATION
PROXY SOLICITED BY BOARD OF DIRECTORS                                      PROXY
--------------------------------------------------------------------------------

The undersigned, revoking all prior proxies, hereby appoints Charles E. Cheney and Eric H. Paulson, and either of them, as proxy or proxies, with full power of substitution and revocation, to vote all shares of common stock of Navarre Corporation (the "Company") of record in the name of the undersigned at the close of business on July 14, 2000, at the Annual Meeting of Shareholders to be held on Thursday, September 7, 2000, or at any adjournment thereof, upon the following matters:








                           (CONTINUED ON REVERSE SIDE)

                                                          ----------------------
                                                           COMPANY #
                                                           CONTROL #
                                                          ----------------------

THERE ARE THREE WAYS TO VOTE YOUR PROXY

YOUR TELEPHONE OR INTERNET VOTE AUTHORIZES THE NAMED PROXIES TO VOTE YOUR SHARES IN THE SAME MANNER AS IF YOU MARKED, SIGNED AND RETURNED YOUR PROXY CARD.

VOTE BY PHONE -- TOLL FREE -- 1-800-240-6326 -- QUICK *** EASY *** IMMEDIATE

* Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week, until 12:00 p.m. on September 6, 2000.
* You will be prompted to enter your 3-digit Company Number and your 7-digit Control Number which are located above.
*  Follow the simple instructions the Voice provides you.

VOTE BY INTERNET -- http://www.eproxy.com/navr/ -- QUICK *** EASY *** IMMEDIATE

* Use the Internet to vote your proxy 24 hours a day, 7 days a week, until 12:00 p.m. on September 6, 2000.
* You will be prompted to enter your 3-digit Company Number and your 7-digit Control Number which are located above to obtain your records and create an electronic ballot.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we've provided or return it to NAVARRE CORPORATION c/o Shareowner Services(SM), P.O. Box 64873, St. Paul, MN 55164-0873.





      IF YOU VOTE BY PHONE OR INTERNET, PLEASE DO NOT MAIL YOUR PROXY CARD

                       [ARROW] PLEASE DETACH HERE [ARROW]




              THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEM 1.

1.  Election of directors:       01 Michael L. Snow                 [ ] Vote FOR             [ ] Vote WITHHELD
                                 02 Alfred Teo                          all nominees except      from all nominees
                                                                        as indicated below

                                                                           ________________________________________
(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDICATED NOMINEE,   |                                        |
WRITE THE NUMBER(S) OF THE NOMINEE(S) IN THE BOX PROVIDED TO THE RIGHT.)  |________________________________________|

2.  In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR THE
ELECTION OF THE NOMINEES LISTED IN THE PROXY STATEMENT.

Address Change? Mark Box  [ ]
Indicate changes below:                                                       Date ________________________________


                                                                           ________________________________________
                                                                          |                                        |
                                                                          |                                        |
                                                                          |________________________________________|

                                                                          Signature(s) in Box
                                                                          Please sign exactly as your name(s) appear
                                                                          on Proxy. If held in joint tenancy, all
                                                                          persons must sign. Trustees, administrators,
                                                                          etc., should include title and authority.
                                                                          Corporations should provide full name of
                                                                          corporation and title of authorized officer
                                                                          signing the proxy.